UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 26, 2009



                              SILGAN HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     000-22117                 06-1269834
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                       N/A
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 26, 2009, at the annual meeting of stockholders of Silgan Holdings Inc., or the Company, the stockholders of the Company approved the Second Amendment, or the Second Amendment, to the Silgan Holdings Inc. 2004 Stock Incentive Plan, as amended, or the 2004 Stock Incentive Plan. The Second Amendment was approved by the Board of Directors of the Company effective as of April 9, 2009, subject to the approval of the stockholders of the Company. As a result, the 2004 Stock Incentive Plan was amended pursuant to the Second Amendment to: (i) increase the number of shares of the Company's common stock available for awards under the 2004 Stock Incentive Plan by an additional 1,500,000 shares; (ii) extend the termination date of the 2004 Stock Incentive Plan from May 27, 2011 to May 27, 2016; and (iii) make certain other technical changes to reflect compliance with Sections 162(m) and 409A of the U.S. Internal Revenue Code of 1986.

A more complete description of the terms of the 2004 Stock Incentive Plan and the Second Amendment can be found in the Company's most recent Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2009, or the 2009 Proxy Statement, and the descriptions therein of the 2004
Stock Incentive Plan and the Second Amendment contained in the section of the 2009 Proxy Statement titled "Approval of Second Amendment to the Silgan Holdings Inc. 2004 Stock Incentive Plan" are incorporated herein by reference. The foregoing description and the descriptions incorporated by reference from the 2009 Proxy Statement are qualified in their entirety by reference to the 2004 Stock Incentive Plan, which was included as Appendix A to the 2009 Proxy Statement, and the Second Amendment, which was included as Appendix B to the 2009 Proxy Statement and is filed with this Current Report on Form 8-K as
Exhibit 10.1.


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



                  Section 9--Financial Statements and Exhibits


Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                    Description
-----------                    -----------


10.1                Second  Amendment  to the Silgan  Holdings  Inc.  2004 Stock
                    Incentive Plan.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SILGAN HOLDINGS INC.


                                      By: /s/ Frank W. Hogan, III
                                          -------------------------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                           and Secretary
Date:  May 29, 2009



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


                                INDEX TO EXHIBITS



Exhibit No.                             Description
-----------                             -----------


10.1                Second  Amendment  to the Silgan  Holdings  Inc.  2004 Stock
                    Incentive Plan.




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